UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 13, 2012 (November 7, 2012)

Avis Budget Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-10308	06-0918165
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 496-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Senior Note Offering

Avis Budget Group, Inc. (the “Company”) announced that it entered into an indenture on November 8, 2012 with respect to the sale by its wholly-owned subsidiary, Avis Budget Car Rental, LLC (“ABCR”), of $300 million aggregate principal amount of 4.875% senior notes due 2017 at an issue price of 100% (the “Notes”).  In connection with such sale, the Company also entered into a registration rights agreement with the initial purchasers of the Notes, under which the Company agreed to use its reasonable best efforts to file with the Securities and Exchange Commission and cause to become effective a registration statement with respect to a registered offer to exchange the Notes for new notes, with terms substantially identical in all material respects to the Notes.

The Notes were issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in accordance with Rule 144A and to persons outside of the United States pursuant to Regulation S under the Securities Act. The Notes are senior unsecured obligations of ABCR and will be guaranteed on a senior basis by the Company and certain of its domestic subsidiaries.

Interest is payable on the Notes on each May 15 and November 15, commencing May 15, 2013.  The Company may redeem some or all of the Notes at any time prior to May 15, 2015 at a price equal to 100% of the principal amount of the Notes redeemed plus accrued and unpaid interest, if any, and an applicable make-whole premium. On or after May 15, 2015, the Company may redeem some or all of the Notes at redemption prices set forth in the indenture.  In addition, at any time prior to May 15, 2015, the Company may redeem up to 35% of the aggregate principal amount of the Notes, at a specified redemption price with the net cash proceeds of certain equity offerings.

The indenture contains covenants that, among other things, restrict the ability of ABCR and the ability of certain of its subsidiaries to: incur, assume or guarantee additional indebtedness; pay dividends or redeem or repurchase capital stock; make other restricted payments; incur liens; redeem debt that is junior in right of payment to the Notes; sell or otherwise dispose of assets, including capital stock of subsidiaries; enter into mergers or consolidations; and enter into transactions with affiliates. These covenants are subject to a number of important exceptions and qualifications. In addition, in certain circumstances, if ABCR sells assets or experiences certain changes of control, it must offer to purchase the Notes.

Net proceeds from the offering are intended to be used to repay outstanding corporate indebtedness and to pay fees in connection with the offering and other related expenses.

The initial offering of the Notes and the related guarantees will not be registered under the Securities Act and the Notes and the related guarantees may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  This current report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy the Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the complete terms of the indenture, a copy of which is filed as Exhibit 4.1 hereto, the Notes, the form of which is filed as Exhibit 4.2 and the registration rights agreement, a copy of which is filed as Exhibit 10.1 hereto, and all of which are incorporated herein by reference.

2013 Ford Program Agreement

On November 7, 2012, ABCR and Ford Motor Company (“Ford”) entered into a letter agreement (the “Ford Agreement”) for the purchase of vehicles from Ford dealers.  The Ford Agreement sets forth the terms and conditions related to ABCR’s purchase of vehicles from Ford dealers for the 2013 vehicle model year.  The Ford Agreement also sets forth the terms and conditions related to Ford’s guaranteed auction value program, which guarantees the price of certain vehicles purchased by ABCR under the Ford Agreement when sold at auction.  The Ford Agreement is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under the heading “Senior Note Offering” in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 8.01	Other Events.

On November 8, 2012, the Company issued a press release announcing the issuance of the Notes, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
4.1
Indenture dated as of November 8, 2012 among Avis Budget Car Rental, LLC and Avis Budget Finance, Inc., as Issuers, the Guarantors from time to time parties thereto and The Bank of Nova Scotia Trust Company of New York as Trustee.

4.2	Form of 4.875% Senior Notes Due 2017.
10.1
Registration Rights Agreement, dated November 8, 2012, among Avis Budget Car Rental, LLC and Avis Budget Finance, Inc., the guarantors parties thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other initial purchasers parties thereto.

10.2	Avis Budget Car Rental 2013 Model Year Program Letter dated November 7, 2012 between Avis Budget Car Rental, LLC and Ford Motor Company.*
99.1	Press Release dated November 8, 2012.

*The Company has applied for confidential treatment of portions of this Exhibit.  Accordingly, portions thereof have been omitted and filed separately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

By:	AVIS BUDGET GROUP, INC. /s/ Bryon L. Koepke
Name:	Bryon L. Koepke
Title:	Senior Vice President and Chief Securities Counsel

Date: November 13, 2012

AVIS BUDGET GROUP, INC.
CURRENT REPORT ON FORM 8-K
Report Dated November 13, 2012 (November 7, 2012)

EXHIBIT INDEX

Exhibit No.	Description
4.1
Indenture dated as of November 8, 2012 among Avis Budget Car Rental, LLC and Avis Budget Finance, Inc., as Issuers, the Guarantors from time to time parties thereto and The Bank of Nova Scotia Trust Company of New York as Trustee.

4.2	Form of 4.875% Senior Notes Due 2017.
10.1
Registration Rights Agreement, dated November 8, 2012, among Avis Budget Car Rental, LLC and Avis Budget Finance, Inc., the guarantors parties thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and the other initial purchasers parties thereto.

10.2	Avis Budget Car Rental 2013 Model Year Program Letter dated November 7, 2012 between Avis Budget Car Rental, LLC and Ford Motor Company.*
99.1	Press Release dated November 8, 2012.

*The Company has applied for confidential treatment of portions of this Exhibit.  Accordingly, portions thereof have been omitted and filed separately.